SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 25, 2004
                                                          -------------




                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





           Maryland                     1-14788              94-6181186
-----------------------         ----------------------   -----------------------
(State or other jurisdiction       (Commission File        (IRS Employer
     of incorporation)                  Number)           Identification No.)




                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------


                                       N/A
                                    ---------
         (Former name or former address, if changed since last report):

Item 9.       Regulation FD Disclosure

      Institutional Shareholder Services ("ISS") has requested that Capital Trust, Inc. (the "Company") provide ISS with additional information about the fees billed for tax services that the Company reported in its proxy statement for its 2004 annual meeting of shareholders. ISS further requested that the Company publish this information either in a Form 8-K filing or in a press release. The following information addresses the questions raised by ISS regarding the components of fees billed by Ernst & Young LLP for services rendered for the fiscal year ended December 31, 2003:




 Audit, Audit-Related and Tax Preparation and Compliance Fees
 ------------------------------------------------------------


 Audit Fees                                                                    $    206,917

 Audit-Related Fees                                                            $     20,300

 Tax Preparation and Compliance Fees                                           $    178,800
                                                                             -----------------
 Total Audit, Audit-Related and Tax  Preparation and Compliance Fees           $    406,017
                                                                             -----------------

 Other Non-Audit Fees
 --------------------

 Other Tax Related Fees (1)                                                    $    112,606

 All Other Fees (2)                                                            $    318,802
                                                                             -----------------
 Total - Other Fees                                                            $    431,408
                                                                             -----------------
 Total - Fees                                                                  $    837,425
                                                                             =================

__________________________
(1) These tax fees include amounts billed to the Company primarily for tax planning and consulting.
(2) All other fees include amounts billed to the Company related to audit of funds under management and tax return preparation for these funds under management for which the Company is reimbursed by the funds.


      The information in this Current Report on Form 8-K ("Current Report") is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               CAPITAL TRUST, INC.


                               By:  /s/ John R. Klopp
                                  ---------------------------------
                                  Name: John R. Klopp
                                  Title:  Chief Executive Officer




Date: May 25, 2004